UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2019

Forestar Group Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10700 Pecan Park Blvd., Suite 150, Austin Texas 78750

(Address of principal executive offices)

Registrant’s telephone number, including area code (512) 433-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 24, 2019, Forestar Group Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered: (1) the election of five director nominees named in the Company’s proxy statement, (2) an advisory vote on the approval of executive compensation, and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal 2019. There were 41,955,866 shares of Common Stock eligible to be voted at this meeting and there were 40,894,526 shares of Common Stock represented in person or by proxy. The Annual Meeting voting results of the three listed matters were as follows:

(1).    Proposal One: Election of Directors. Stockholders elected each of the following nominees as a director to hold office until the 2020 Annual Meeting and until his successor is duly elected and qualified based on the following votes.

Nominee	For	Against	Abstain	Broker Non-Votes
Samuel R. Fuller	39,350,099	85,694	3,394	1,455,339
M. Ashton Hudson	39,349,638	86,154	3,395	1,455,339
G.F. (Rick) Ringler, III	39,092,209	340,705	6,273	1,455,339
Donald C. Spitzer	39,354,102	81,692	3,393	1,455,339
Donald J. Tomnitz	39,388,566	47,226	3,395	1,455,339

(2).    Proposal Two: Advisory Vote on the Approval of Executive Compensation. Stockholders approved the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
39,313,382	120,928	4,877	1,455,339

(3).    Proposal Three: Ratify the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019 based on the following votes.

For	Against	Abstain
40,883,116	8,303	3,107

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forestar Group Inc.

Date: January 28, 2019	By:	/s/ THOMAS B. MONTANO
Name: Thomas B. Montano
Title: Vice President and Secretary

3